EXHIBIT 32.1

Certification of Quarterly Report

I, John F. Clifford, Chairman, Chairman and Chief Executive Officer of ProCyte Corporation, (the “Company”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)           the Quarterly Report on Form 10-Q for the Company for the quarter ended September 30, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (12 U.S.C. 78m or 78o(d)); and

(2)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 12, 2004

/s/ John F. Clifford
John F. Clifford
Chairman and Chief Executive Officer